UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Under applicable Securities and Exchange Commission (“SEC”) rules, and in connection with the previously announced acquisition of TopBuild Corp., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of April 18, 2026, among the Company, QXO, Inc., a Delaware corporation (“QXO”), Titanium MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO, and Titanium MergerCo 2, LLC, a Delaware limited liability company and wholly owned subsidiary of QXO, the Company is filing this Current Report on Form 8-K to report that participants in the TopBuild Corp. 401(k) Plan are anticipated to be subject to a blackout period in excess of three consecutive business days in connection with the proposed acquisition. On June 15, 2026, the Company received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding the blackout period.

On June 15, 2026, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the blackout period and certain trading prohibitions that they may be subject to during the blackout period, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 under SEC Regulation BTR. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the blackout period and for a two-year period after the ending date of the blackout period, stockholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period. Such inquiries and any other inquiries regarding the blackout period may be directed to: (i) prior to the completion of the proposed acquisition, TopBuild Corp., 475 North Williamson Boulevard, Daytona Beach, Florida 32114, Attention: Lynda Walker, Director, Compensation and Benefits, 386-304-2200 and (ii) after the completion of the proposed acquisition, QXO, Inc., Five American Lane, Greenwich, Connecticut 06831, Attention: Chief Legal Officer, 888-998-6000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers of TopBuild, dated June 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2026

TOPBUILD CORP.

	By:	/s/ Luis F. Machado
		Name:	Luis F. Machado
		Title:	Vice President, General Counsel and Corporate Secretary